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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):      January 22, 1996





                           VICTORIA BANKSHARES, INC.
               (Exact name of registrant as specified in charter)


            Texas                    0-8037             74-1756447
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation            File Number)     Identification No.)


                               One O'Connor Plaza
                             Victoria, Texas  77901
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:   (512) 573-9432
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Item 5.  Other Events.


         On January 22, 1996, Victoria Bankshares, Inc. (the "Company") announced certain financial information for the year ended December 31, 1995. Details are contained in the press release attached as Exhibit I.



Item 7.  Exhibits


         99.1 - Attached hereto as Exhibit I is a copy of the press release relating to this matter, which is incorporated herein.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VICTORIA BANKSHARES, INC.




Date: January 30, 1996                    By: /s/ GREGORY SPRAWKA
      ----------------------                  -------------------------------
                                              Gregory Sprawka
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Secretary-Treasurer